                                                                      EXHIBIT 99

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

      I, Robert J. Chaney, Chief Executive Officer, and I, John C. Barney, Chief Financial Officer, of UGI Utilities, Inc., a Pennsylvania corporation (the "Company"), hereby certify that:

      (1) The Company's periodic report on Form 10-Q for the period ended December 31, 2002 (the "Form 10-Q") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

CHIEF EXECUTIVE OFFICER                 CHIEF FINANCIAL OFFICER


/s/ Robert J. Chaney                    /s/ John C. Barney
-----------------------------           -------------------------
Robert J. Chaney                        John C. Barney

Date: February 13, 2003                 Date: February 13, 2003